UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. __)

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[ ]	Definitive Proxy Statement

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Digital Ally, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Digital Ally, Inc.

9705 Loiret Boulevard

Lenexa, Kansas 66219

Stanton E. Ross
President, Chief Executive Officer and
Chairman of the Board

December 29, 2014

To our Stockholders:

I am pleased to invite you to attend a special meeting of stockholders of Digital Ally, Inc. (“Digital”) to be held on Friday, January 30 , 2015 at 10:00 a.m., CDT, at our Company facility at 9705 Loiret Boulevard, Lenexa, Kansas 66219. Details regarding admission to the special meeting and the business to be conducted are more fully described in the accompanying notice of special meeting and proxy statement.

We have elected to take advantage of Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our special meeting.

Your vote is important. Whether or not you plan to attend the special meeting, I hope that you will vote as soon as possible. Please review the instructions on each of your voting options described in the proxy statement and the notice of special meeting you received in the mail.

Thank you for your ongoing support of, and continued interest in, Digital.

Sincerely,

Admission to the special meeting will be limited to stockholders. Please note that admission ticket and picture identification will be required to enter the special meeting. For stockholders of record, an admission ticket is printed on the back cover of these proxy materials and on the notice of special meeting. An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a Digital stockholder as of the record date. Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the special meeting. Digital reserves the right to inspect any persons or items prior to their admission to the special meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the meeting.

Table of Contents

Page

Notice of Special Meeting of Stockholders
Proxy Statement for Special Meeting of Stockholders	1
Record Date and Voting Securities	1
Revocability of Proxies	2
Quorum Requirement	2
Voting	2
Abstentions and Broker Non-Votes	3
Stockholder List	4
Proxy Solicitation Costs	4
Our Voting Recommendations	4
Voting Results	4
Stockholders Sharing the Same Address	5
Other Matters	5

Proposal One: Approval under Applicable Nasdaq Rules of the Issuance of All Shares of Common Stock Issuable Upon Conversion of the Note and Exercise of the Warrant Issued in Our Private Placement without the Need for the Nasdaq Share Cap or any Restriction on any Anti-Dilution Provision in the Note, Warrant and Securities Purchase Agreement	6

Proposal Two: Amend the Company’s 2013 Stock Option and Restricted Stock Plan to Increase the Number of Shares Reserved for Issuance under the Plan	9
Vote Required and Recommendation	10
Summary of the 2013 Stock Option and Restricted Stock Plan	11
Outstanding Equity Awards at Fiscal Year-End	12
Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors	14
Federal Tax Aspects	16
Vote Required and Board Recommendation

Security Ownership of Certain Beneficial Owners and Management	19

Other Matters	20

Advance Notice Provisions for Stockholder Proposals and Nominations	20

Future Proposals of Stockholders	21

Digital Ally, Inc.

9705 Loiret Blvd

Lenexa, Kansas 66219

(913) 814-7774

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on January 30, 2015

A Special Meeting of the Stockholders of Digital Ally, Inc., a Nevada corporation (“Digital” or the “Company”), will be held at the Corporate facility located at 9705 Loiret Boulevard, Lenexa, Kansas, 66219 on Friday, January 30, 2015 at 10:00 a.m., CDT, for the following purposes:

1.	To approve under applicable Nasdaq rules of the issuance of all shares of the Company’s common stock issuable upon conversion of the $4,000,000 principal amount of Senior Secured Convertible Note (the “Note”) and exercise of common stock purchase warrant (the “Warrant”) issued in connection with the Note without the need for any Nasdaq Share Cap or any restriction on any anti-dilution provisions in the Note, Warrant and Securities Purchase Agreement, as described in the accompanying Proxy Statement . The Note and Warrant were issued in the Company’s August 2014 private placement (the “Private Placement”);

2.	To approve an amendment to the 2013 Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance from 200,000 to 300,000; and

3.	To act upon such other business as may properly come before the special meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on December 15, 2014 will be entitled to vote at the special meeting or any adjournment or postponement thereof. You are cordially invited to attend the special meeting. Whether or not you plan to attend the special meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Pursuant to rules promulgated by the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a notice of special meeting and proxy statement and by notifying you of the availability of our proxy materials on the Internet. Copies of our notice of special meeting and proxy statement are available at www.digitalallyinc.com.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at (888) 750-5834. Banks and brokers can call (212) 750-5833.

By order of the Board of Directors

Stanton E. Ross
Chairman of the Board, President and Chief Executive Officer

December 29, 2014

Lenexa, Kansas

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE TO ENSURE THE PRESENCE OF A QUORUM. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY EXACTLY AS YOUR NAME APPEARS ON IT AND RETURN IMMEDIATELY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

DIGITAL ALLY, INC.

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of Digital Ally, Inc., a Nevada corporation, for use at a Special Meeting of Stockholders to be held Friday, January 30, 2015 at 10:00 a.m., CDT, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying notice of special meeting of stockholders. The special meeting will be held at our corporate facility, located at 9705 Loiret Boulevard, Lenexa, Kansas, 66219. The telephone number at that location is (913) 814-7774.

These proxy solicitation materials were first mailed on or about December 29, 2014 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on December 15, 2014 are entitled to notice of and to vote at the meeting. At the record date, 3,028,979 shares of our common stock were issued and outstanding and held of record by 86 stockholders.

Stockholder of Record: Shares Registered in Your Name. If on December 15, 2014, your shares were registered directly in your name with our transfer agent, First American Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting, we urge you to complete and return the enclosed proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on December 15, 2014 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the special meeting.

As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, the organization holding your shares cannot vote them for you for Proposals 1 and 2, as follows: Proposal 1, to approve under applicable Nasdaq rules of the issuance of all shares of common stock issuable upon conversion of the Note and exercise of the Warrant issued in the Private Placement without the need for the Nasdaq Share Cap or any restriction on any anti-dilution provisions in the Note, Warrant and Securities Purchase Agreement; and Proposal 2, to approve an amendment to the 2013 Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance from 200,000 to 300,000.

We encourage you to provide voting instructions to the brokerage firm, bank, dealer, or other similar organization that is the record holder of your shares. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you provide a valid proxy from your broker, bank or other custodian.

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Revocability of Proxies

You may revoke your proxy at any time before it is voted at the special meeting. In order to do this, you may either:

●	sign and return another proxy bearing a later date;

●	provide written notice of the revocation to Thomas J. Heckman, our Secretary, prior to the time we take the vote at the special meeting; or

●	attend the special meeting and vote in person.

Quorum Requirement

A quorum, which is a majority of our outstanding shares of common stock as of the record date, must be present or represented by proxy in order to hold the special meeting and to conduct business. Your shares will be counted as being present at the special meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Voting

You are entitled to one vote for each share of common stock that you hold on the record date.

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote by proxy using the enclosed proxy card, vote by proxy on the internet or by telephone, or vote in person at the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already voted by proxy.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, we will vote your shares as you direct.

●	To vote on the internet, please follow the instructions provided on your proxy card.

●	To vote by telephone, please follow the instructions provided on your proxy card.

●	To vote in person, come to the special meeting and we will give you a ballot when you arrive.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the special meeting and vote your shares in person. The proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

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We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from your internet provider.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. To vote in person at the special meeting, you must provide a valid proxy from your broker, bank, or other custodian. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

If you return a signed and dated proxy card without marking any voting selections, your shares will not be voted for Proposals 1 or 2. Thus, if you are not a record holder and hold your shares through a bank or broker, you must provide voting instructions to the record holder of the shares in accordance with its requirements in order for your shares to be properly voted for the following proposals: Proposal 1, to approve under applicable Nasdaq rules of the issuance of all shares of common stock issuable upon conversion of the Note and exercise of the Warrant issued in the Private Placement without the need for the Nasdaq Share Cap or any restriction on any anti-dilution provisions in the Note, Warrant and Securities Purchase Agreement; and Proposal 2, to approve an amendment to the 2013 Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance from 200,000 to 300,000. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If you beneficially own your shares in street name and you do not instruct your bank or broker how to vote on Proposals 1 and 2, no votes will be cast on your behalf at the special meeting as to these proposals.

If you have any questions or require any assistance with your vote, please contact Innisfree M&A Incorporated, which is assisting us, at (888) 750-5834. Banks and brokers can call (212) 750-5833.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the special meeting. Consequently, if you abstain from voting on Proposals 1 and 2, your abstention will have no effect on the outcome of the vote with respect to these proposals.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary” and therefore brokers are no longer permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Each of Proposals 1 and 2 are “non-discretionary.” Therefore, if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

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A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker nonvotes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal. Your broker will not have discretionary authority to vote your shares on either Proposal 1 or 2.

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, 9705 Loiret Boulevard, Lenexa, Kansas 66219, beginning January 14, 2015, which is at least ten business days prior to the date of the special meeting and the stockholder list will be available at the special meeting.

Proxy Solicitation Costs

This solicitation of proxies is made by our Board of Directors, and we will bear all related costs. None of our directors intends to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

 We have retained Innisfree M&A Incorporated to provide consulting, analytic and proxy solicitation services in connection with this special meeting of stockholders. Innisfree will receive a fee not to exceed $10,000, together with reimbursement for its reasonable out-of pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

●	FOR approval under applicable Nasdaq rules of the issuance of all shares of common stock issuable upon conversion of the Note and exercise of the Warrant without the need for the Nasdaq Share Cap or any restriction on any anti-dilution provisions in the Note, Warrant and Securities Purchase Agreement;

●	FOR an amendment to the 2013 Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance from 200,000 to 300,000; and

●	On such other matters that may properly come before the special meeting in accordance with the best judgment of the individual proxies named in the proxy.

Voting Results

The preliminary voting results will be announced at the special meeting. The final voting results will be calculated by our Inspector of Elections and published in our report on Form 8-K within four business days of the meeting.

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Stockholders Sharing the Same Address

Digital has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, Digital is delivering only one copy of the proxy statement to multiple stockholders who share the same address, unless Digital has received contrary instructions from an affected stockholder. This procedure reduces Digital’s printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

Digital will deliver, promptly upon written or oral request, a separate copy of the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the proxy statement, you may write or call Digital’s Investor Relations Department at 9705 Loiret Boulevard, Lenexa, Kansas 66219, telephone (913) 814-7774. Any stockholders of record who share the same address and currently receive multiple copies of Digital’s proxy statement and who wish to receive only one copy of these materials per household in the future should contact Digital’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

Proxy Solicitation Expenses

We have retained Innisfree M&A Incorporated to provide consulting, analytic and proxy solicitation services in connection with this special meeting of stockholders. We will pay such firm a fee of $10,000 for its services and pay $5.00 per call if we request it to make calls to or receive calls from individual investors. In addition, we will reimburse it for fees and expenses in connection with the distribution of documents, in connection with its services, including any charges for bank threshold lists, data processing and other forms of communication, and printing and forwarding supplemental materials. Innsifree will receive a service fee of five percent on such amounts.

Deadline for Receipt of Stockholder Proposals for 2015 Annual Meeting of Stockholders

As a stockholder, you may be entitled to present proposals for action at an upcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws. Stockholders wishing to present a proposal at our 2015 annual meeting of stockholders must submit such proposal to us by December 24, 2014, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In connection with our 2015 annual meeting of stockholders, we intend to solicit proxies granting discretionary authority to the proxyholders to vote on any matters submitted by stockholders by December 24, 2014. In addition, under our bylaws, a stockholder wishing to make a proposal at the 2015 annual meeting of stockholders must submit such a proposal to us by December 24, 2014. Any such proposals should be in compliance with our bylaws and should be submitted to Digital Ally, Inc., 9705 Loiret Boulevard, Lenexa, Kansas 66219, Attention: Thomas J. Heckman, Secretary.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 30, 2015:

Copies of our notice of special meeting and proxy statement are available online at www.digitalallyinc.com.

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PROPOSAL ONE

APPROVAL UNDER APPLICABLE NASDAQ RULES OF THE ISSUANCE OF ALL SHARES
OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE NOTE AND EXERCISE
OF THE WARRANT ISSUED IN OUR PRIVATE PLACEMENT WITHOUT THE NEED FOR
THE NASDAQ SHARE CAP OR ANY RESTRICTION ON ANY ANTI-DILUTION
PROVISIONS IN THE NOTE, WARRANT AND SECURITIES PURCHASE AGREEMENT

Background to the Proposal

As previously announced, on August 25, 2014, we entered into definitive agreements relating to a private placement (the “Private Placement”) of a $4.0 million principal amount Senior Secured Convertible Note due on August 28, 2016 (the “Note”) and a common stock purchase warrant (the “Warrant”). The closing of the Private Placement occurred on August 28, 2014. The Note and the Warrant were issued pursuant to a Securities Purchase Agreement, dated August 25, 2014 (the “Purchase Agreement”), between us and an investment fund (the “Holder”). After deducting placement agent’s fees and other offering expenses, the net proceeds from the Private Placement were approximately $3,760,000. We are using the proceeds to retire outstanding unsecured, subordinated debt, fund research and development projects for existing and new products, capital expenditures, future acquisitions and general corporate purposes.

Description of the Note

The Note is convertible, subject to the Nasdaq Share Cap (as defined below), at any time at the option of the Holder into shares of common stock at $6.10 per share (the “Conversion Price”). If we issue or sell shares of our common stock, rights to purchase shares of our common stock, or securities convertible into shares of our common stock for a price per share that is less than the Conversion Price then in effect, such Conversion Price will be decreased to equal such lower price. The foregoing adjustments to the Conversion Price for future stock issues will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the Conversion Price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes.

Prior to maturity, the Note bears interest at 6% per annum (or 21% per annum during an event of default) with interest payable in cash quarterly in arrears on the first business day of each calendar quarter following the issuance date.

On the first business day of each month beginning on February 28, 2015 through and including August 28, 2016, we will pay to the Holder an amount equal to (i) one-eighteenth (1/18th) of the original principal amount of the Note (or the principal outstanding on the Installment Date, if less) plus (ii) the accrued and unpaid interest with respect to such principal plus (iii) the accrued and unpaid late charges (if any) with respect to such principal and interest. The Holder has the ability to defer or accelerate such monthly payments in its sole discretion.

Each monthly payment may be made in cash, in shares of our common stock, or in a combination of cash and shares of our common stock. Our ability to make such payments with shares of our common stock will be subject to various conditions and certain minimum trading prices and trading volumes. Such shares will be valued, as of the date on which notice is given by us that payment will be made in shares, at the lower of (1) the then applicable Conversion Price and (2) a price that is 80.0% of the arithmetic average of the three lowest weighted average prices of our common stock during the twenty trading day period ending two trading days before the applicable determination date.

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Description of the Warrant

As a part of the Private Placement, we issued a Warrant to the Holder giving it the right to purchase up to an aggregate of 262,295 shares of our common stock at an exercise price of $7.32 per share. The Warrant is exercisable on or after the date of issuance and the exercise price for the Warrant is subject to adjustment for certain events, such as stock splits and stock dividends. If we issue or sell shares of our common stock, rights to purchase shares of our common stock, or securities convertible into shares of our common stock for a price per share that is less than the exercise price then in effect, such exercise price will be decreased to equal such lesser price. Upon each such adjustment, the number of the shares of our common stock issuable upon exercise of the Warrant will increase proportionately, subject to the Nasdaq Share Cap. The foregoing adjustments to the exercise price for future stock issues will not apply to certain exempt issuances, including issuances pursuant to certain employee benefit plans. In addition, the Conversion Price is subject to adjustment upon stock splits, reverse stock splits, and similar capital changes. The Warrant will expire on the fifth (5th) anniversary of the date of issuance.

Nasdaq Share Cap and Dilutive Issuance

In March 2014 the Company issued a senior secured convertible note in the original principal amount of $2.0 million in a private placement with the Holder (the “March 2014 Note”). The Holder had converted all of the principal and accrued interest of the March 2014 Note into equity as of September 19, 2014. The Company issued a warrant exercisable to purchase 100,000 shares of its common stock at a price of $10.00 per share along with its March 2014 Note (the “March 2014 Warrant”). In connection with the Private Placement, the Company and the purchaser agreed to increase the number of shares to be issued upon exercise of the March 2014 Warrant to 136,621 and reduce the exercise price thereof to $7.32 per share. As of September 19, 2014, the Holder had exercised the March 2014 Warrant in full.

The Holder has no right to convert the Note or exercise the Warrant to the extent that such conversion or exercise would result in the Holder being the beneficial owner in excess of 4.99% of the Company’s common stock. In addition, the Holder had no right to convert the Note or exercise the Warrant if the issuance of the shares of common stock upon such conversion or exercise would have exceeded the aggregate number of shares of the Company’s common stock that the Company may issue upon conversion of the Note and the March 2014 Note and exercise of the Warrant and the March 2014 Warrant without breaching the Company’s obligations under Nasdaq listing rules (the “Nasdaq Share Cap”). For these purposes the Nasdaq Share Cap limit applicable to such conversions or exercises of the Note and the Warrant will be computed based on the number of shares the Company had issued and outstanding when it issued the March 2014 Note and March 2014 Warrant. The Nasdaq Share Cap limitation does not apply if the Company’s shareholders approve issuances above the Nasdaq Share Cap, which is a purpose of this special meeting of shareholders.

The Private Placement described in this Proposal No. One is further described in our filings with the SEC, including our Current Report on Form 8-K filed August 25, 2014. Those filings, and the documents filed therewith, are incorporated by reference into this Proxy Statement. The foregoing does purport to be a complete description of the Private Placement and is qualified in its entirety to the full text of the transaction documents of the Private Placement, which are attached to the above mentioned Current Report on Form 8-K.

Under Nasdaq Marketplace Rule 5635(d) (the “Private Placement Rule”), we are required to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the shares of our common stock or 20% or more of the voting power outstanding before the issuance if such issuance is for less than the greater of book or market value of the common stock.

7

In order to comply with the Private Placement Rule, the number of shares of common stock issuable upon conversion of the Note and issuable upon exercise of the Warrant are limited under the Nasdaq Share Cap to not more than 19.9% of our total shares of common stock outstanding immediately prior to consummation of the Private Placement unless or until the stockholders approve this Proposal No. One.

In addition, under the Purchase Agreement we are prohibited from (i) directly or indirectly entering into any transaction or series of transactions that constitutes a Dilutive Issuance (as defined in the Note) or (ii) being a party to any solicitations, negotiations or discussions regarding the foregoing until we have obtained stockholder approval for this Proposal. A “Dilutive Issuance” is generally an issuance or sale or deemed issuance or sale of common stock for a consideration less than the Conversion Price.

We are seeking stockholder approval to issue all shares of common stock upon conversion of the Note and upon exercise of the Warrant in accordance with the terms of the Note and the Warrant, but without regard to the Nasdaq Share Cap or without regard to the foregoing restrictions on one or more transactions that constitutes a Dilutive Issuance under the Purchase Agreement. If the stockholders approve this Proposal No. One, the Nasdaq Share Cap in the Note and the Warrant and restrictions on a Dilutive Issuance in the Purchase Agreement will be nullified.

Approval by stockholders of this Proposal No. One may result in an increase in the number of shares (i) that may be issued pursuant to the terms of  the Note under the terms of the Note, (ii) that may be issued pursuant to the terms of the Warrant or (iii) through a Dilutive Issuance under the Purchase Agreement (which otherwise would be prohibited).

The failure to obtain stockholder approval of this Proposal No. One, which will remove the Nasdaq Share Cap, has the potential for future significant adverse consequences to the Company. If we fail to obtain stockholder approval of this Proposal, we are required to hold a second special meeting of stockholders by June 1, 2015 to once again seek approval. If we fail to obtain stockholder approval at such second meeting of stockholders, we are required to seek approval of this Proposal at a third meeting by September 15, 2015. If such third attempt fails, we are required to seek stockholder approval of this Proposal at each subsequent annual meeting of stockholders until we obtain such approval.

Our failure to obtain stockholder approval for this Proposal has significant adverse consequences for us regarding certain provisions in the Note, Warrant and Purchase Agreement. As described above, we are permitted to make payments of principal and interest due under the Note in shares of our common stock provided we satisfy certain conditions. Under the current restriction of the Nasdaq Share Cap, we would be unable to make use of this provision and would have to pay the amounts due in cash, which may, at any point, have a significant adverse impact on our business, financial condition and results of operation.

In addition, if the Holder sends an exercise notice for us to issue shares of common stock under the Warrant (the “Warrant Shares”) and we are unable to comply because of the Nasdaq Share Cap restriction, then unless the Holder elects to void such exercise, the Holder may require us to pay it within three trading days of the attempted exercise, cash in an amount equal to the product of (i) the quotient determined by dividing (x) the number of Warrant Shares that we are unable to deliver by (y) the total number of Warrant Shares issuable upon exercise of the Warrant (without regard to any limitations or restrictions on exercise of the Warrant) and (ii) the Black Scholes Value, as defined in the Warrant; provided, that (x) references to “the day immediately following the public announcement of the applicable Fundamental Transaction” in the definition of “Black Scholes Value” shall instead refer to “the date the Holder exercises this Warrant and the Company cannot deliver the required number of Warrant Shares because of the Exchange Cap” and (y) clause (iii) of the definition of “Black Scholes Value” shall instead refer to “the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the date of the applicable date of exercise and the date that the Company makes the applicable cash payment.” Depending on our circumstances at such point, the requirement to pay the foregoing amount in cash may have a significant adverse impact on our business, financial condition and results of operation.

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Finally, because we cannot make a “Dilutive Issuance” under the Purchase Agreement until we have stockholder approval of this Proposal, we would be unable to issue or commit to issue any shares of common stock for a consideration below the Conversion Price. Our inability to raise capital due to this restriction could, at a given point, have a significant adverse impact on our business, financial condition and results of operation.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the Proposal No. One.

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF PROPOSAL NO. ONE

PROPOSAL TWO

TO AMEND THE 2013 STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE
THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

We are seeking stockholder approval to amend the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”) to increase the number of shares reserved for issuance under the 2013 Plan from 200,000 to 300,000. At December 15, 2014, there were 195,000 shares subject to restricted stock awards or stock options issued under the 2013 Plan since its adoption in 2013. Such grants were generally in lieu of cash bonuses and helped to conserve cash in the 2013 and 2014 fiscal years.

The purpose of the 2013 Plan is to offer all of our employees, directors, and key consultants an opportunity to acquire a proprietary interest in our success, and remain in service to the Company and to attract new employees, directors and consultants. The 2013 Plan provides both for the direct award of shares, for the grant of options to purchase shares, as well as for the grant of Stock Appreciation Rights (SARs). Options granted under the 2013 Plan may include non-statutory options as well as incentive stock options intended to qualify under Section 422 of the Internal Revenue Code.

The Company has a policy of issuing new shares upon the exercise of stock options, awarding significant amounts of stock options or restricted stock grants to new employees and regularly awarding such to employees on an annual basis. Stock options are generally granted at the market price on the date of grant. Stock options and restricted stock grants have generally vested over one or more years for officers and employees, and one year for directors. Stock options generally can be exercised within seven to ten years.

The aggregate number of shares of common stock which may be issued under the 2013 Plan was originally set at 100,000 shares and was increased to 200,000 in June 2014 by vote of the stockholders. The Board of Directors made a number of restricted stock and option awards after the increase in June and there are now 5,000 shares available under the 2013 Plan at this point. In order to continue and to enhance the effectiveness of the Plan, the Board of Directors approved, subject to stockholder approval, an additional amendment to increase the number of shares of Common Stock reserved for issuance under the Plan from 200,000 to 300,000.

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The Board believes the approval of the amendment is necessary in order to make shares available for future awards, in part, due to the following.

(i) We anticipate that in order to meet the objectives and requirements of the 2013 Plan, we will likely utilize all of the shares presently available for awards under the 2013 Plan before the 2015 Annual Meeting of Stockholders; and

(ii) There are relatively few shares available for grant under our existing stock option plans. Due to the economic recession and dramatic stock market decline, including the price of our common stock, the exercise prices of a large number of the options now outstanding are well above the current market price. Further, previous long-term restricted stock awards have, in large part, become fully vested. We face increasing competition from industry to retain its talented and experienced staff and add staff as appropriate, and we believe that new equity awards that vest over longer periods are effective for retention and incentive compensation.

In view of the limited number of shares remaining for grants under the 2013 Plan and earlier stock option plans, the continued need to attract and maintain individuals of the highest caliber to positions on the Board, management and employment, the Board of Directors has concluded that the maximum number of shares of common stock that may be issued under the 2013 Plan should be increased from the current maximum of 200,000 to an aggregate of 300,000 shares.

The Board of Directors approved the increase in shares reserved under and required amendment to the 2013 Plan on November 14, 2014, subject to stockholder approval at the annual meeting or a special meeting of stockholders. If our stockholders approve the 2013 Plan, 100,000 additional shares will be available for future grants.

The Board of Directors believes that it is in the best interests of the Company and our stockholders for the Company to approve the increase in shares reserved under the 2013 Plan. The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders.

The Board also believes equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board of Directors believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this proposal because they are expected to receive awards under the 2013 Plan if it is approved at the special meeting or at the annual meeting.

The full text of the proposed amendment to increase the number of shares under the 2013 Plan is attached to this proxy statement as Appendix A.

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast will be required to approve the amendment to the 2013 Plan.

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OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO
AMEND THE 2013 STOCK OPTION AND RESTRICTED STOCK PLAN TO INCREASE THE
NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER THE PLAN.

Summary of the 2013 Stock Option and Restricted Stock Plan

The 2013 Plan authorizes us to issue 200,000 shares of common stock upon exercise of options and grant of restricted stock awards. The 2013 Plan authorizes us to grant (i) to the key employees incentive stock options to purchase shares of common stock and non-qualified stock options to purchase shares of common stock and restricted stock awards and (ii) to nonemployee directors and consultants’ non-qualified stock options and restricted stock. As of December 15, 2014, approximately 101 employees, two executive officers, and two non-employee directors were eligible to participate in the 2013 Plan.

The following paragraphs provide a summary of the principal features of the 2013 Plan and its operation. In addition, we have included the material change reflecting the proposed amendment to increase the number of shares reserved under the 2013 Plan. All references to the 2013 Plan in this summary will include the proposed amendment, unless the context requires otherwise. The summary is subject to the terms of the 2013 Plan and capitalized terms used herein shall have the meanings assigned to them in the 2013 Plan, unless the context otherwise requires. We will provide, upon request, a copy of the full text of the 2013 Plan to each person to whom a copy of this proxy statement is delivered. All written requests should be addressed as follows: Digital Ally, Inc., 9705 Loiret Blvd., Lenexa, KS 66219, Attention: Secretary.

Objectives. The objective of the 2013 Plan is to provide incentives to our key employees, officers, directors and consultants to achieve financial results aimed at increasing stockholder value and attracting talented individuals to us. Persons eligible to be granted stock options or restricted stock under the 2013 Plan will be those persons whose performance, in the judgment of the Compensation Committee of our Board of Directors, can have significant impact on our success.

Oversight. Our Board administers the 2013 Plan by making determinations regarding the persons to whom options or restricted stock should be granted and the amount, terms, conditions and restrictions of the awards. The Board also has the authority to interpret the provisions of the 2013 Plan and to establish and amend rules for its administration subject to the 2013 Plan’s limitations. In addition, under the 2013 Plan, our Board is authorized to re-price any Option granted under the Plan by lowering its exercise price after it is granted, canceling an Option at a time when its exercise price exceeds the Fair Market Value of the stock underlying the Option, in exchange for another Option or Award, as well as any other action that is treated as a re-pricing under generally accepted accounting principles.

Number of Shares of Common Stock Available Under the 2013 Plan. If our stockholders approve the increase in the number of shares reserved under the 2013 Plan, a total of 300,000 shares of our common stock will be reserved for issuance under the 2013 Plan, 195,000 shares of which were issued or reserved for issuance as of December 15, 2014.

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The following table presents information concerning the outstanding equity awards for the Directors and Officers as of December 15, 2014:

Outstanding Equity Awards at December 8, 2014

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise price ($)	Option expiration date
Stanton E. Ross	15,000	—	—	$4.80	1/12/2022
Chairman, CEO and President	11,250	7,500	—	$13.20	1/10/2021
	3,750	—	—	$14.24	5/5/2019
	37,500	—	—	$54.40	1/2/2018
	21,875	—	—	$32.40	10/15/2017
	25,000	—	—	$12.80	3/3/2017
	24,228	—	—	$8.00	8/31/2015
Leroy C. Richie	1,250	—	—	$9.52	6/3/2021
Lead Outside Director	1,250	—	—	$13.20	1/10/2021
	625	—	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	13,805	—	—	$12.80	3/3/2017
	10,668	—	—	$8.00	8/31/2015
Elliot M. Kaplan	8,750	—	—	$3.52	5/25/2022
Director	1,250	—	—	$9.52	6/3/2021
	1,250	—	—	$13.20	1/10/2021
	625	—	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	7,950	—	—	$12.80	3/3/2017
Daniel F. Hutchins	8,750	—	—	$3.52	5/25/2022
Director	1,250	—	—	$9.52	6/3/2021
	1,250	—	—	$13.20	1/10/2021
	625	—	—	$14.24	5/5/2019
	6,250	—	—	$54.40	1/2/2018
	1,250	—	—	$32.00	10/1/2017
Thomas J. Heckman	7,500	5,000	—	$13.20	1/10/2021
CFO, Treasurer and Secretary	3,750	—	—	$24.80	7/30/2019
	3,750	—	—	$14.24	5/5/2019
	2,500	—	—	$12.72	3/30/2019
	12,500	—	—	$54.40	1/2/2018
	2,500	—	—	$32.40	10/15/2017

Types of Grants. The 2013 Plan allows for the grant of incentive stock options, non-qualified stock options and restricted stock awards. The 2013 Plan does not specify what portion of the awards may be in the form of incentive stock options, non-statutory options or restricted stock. Incentive stock options awarded to our employees are qualified stock options under the Internal Revenue Code.

Statutory Conditions on Stock Option—Exercise Price. Incentive stock options granted under the 2013 Plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant. Non-statutory stock options may have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of the grant.

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- Dollar limit. The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date. Any option granted under the 2013 Plan will expire at the time fixed by our Board of Directors, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exercisability. Our Board may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or in part at any time during its term. However, the board of directors may accelerate the exercisability of any option at its discretion.

- Assignability. Options granted under the 2013 Plan are not assignable. Incentive stock options may be exercised only while we employ the optionee or within twelve months after termination by reason of death or disabilities or within three months after termination for any other reason.

Payment upon Exercise of Options. Payment of the exercise price for any option may be in cash, or with our consent, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of common stock, subject to restrictions.

Restricted Stock. Our Board is authorized to grant restricted stock awards. A restricted stock grant is a grant of shares of our common stock, which is subject to restrictions on transferability, risk of forfeiture and other restrictions and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the Board of Directors. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the Compensation Committee.

Merger or Sale of Assets. If we merge with or into another corporation, or sell all or substantially all of our assets, any unvested Awards will vest immediately prior to closing of the event resulting in the change of control, and the Board shall have the power and discretion to provide for each award holder’s election alternatives regarding the terms and conditions for the exercise of such awards. The alternative may provide that each outstanding stock option and restricted stock award will be assumed or substituted for by the successor corporation (or a parent or subsidiary or such successor corporation). If there is no assumption or substitution of outstanding awards, the administrator will provide notice to the recipient of their alternatives regarding their right to exercise the stock option as to all of the shares subject to the stock option.

Amendment and Termination of the 2013 Plan. . The administrator has the authority to amend, alter, suspend, or terminate the 2013 Plan, except that stockholder approval will be required for any amendment to the 2013 Plan to the extent required by any applicable law, regulation, or Nasdaq or stock exchange rule. Any amendment, alteration, suspension, or termination will not, without the consent of the participant, materially adversely affect any rights or obligations under any stock option or restricted stock award previously granted. The 2013 Plan has a term of ten (10) years beginning May 30, 2013, unless terminated earlier by the administrator.

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Recent Stock Option and Restricted Stock Award Grants to Employees, Consultants, and Directors

As of December 31, 2013, the Company had adopted six separate stock option and restricted stock plans: (i) the 2005 Stock Option and Restricted Stock Plan (the “2005 Plan”), (ii) the 2006 Stock Option and Restricted Stock Plan (the “2006 Plan”), (iii) the 2007 Stock Option and Restricted Stock Plan (the “2007 Plan”), (iv) the 2008 Stock Option and Restricted Stock Plan (the “2008 Plan”), (v) the 2011 Stock Option and Restricted Stock Plan (the “2011 Plan”) and (v) the 2013 Stock Option and Restricted Stock Plan (the “2013 Plan”). These Plans permit the grant of stock options or restricted stock to its employees, non-employee directors and others for up to a total of 875,000 shares of common stock. The Company believes that such awards better align the interests of its employees with those of its stockholders. Option awards have been granted with an exercise price equal to the market price of the Company’s stock at the date of grant with such option awards generally vesting based on the completion of continuous service and having ten-year contractual terms. These option awards provide for accelerated vesting if there is a change in control (as defined in the Plans). The Company has registered all shares of common stock that are issuable under its Plans with the SEC. A total of 52,849 options remain available for grant under the various Plans as of December 31, 2013.

The 2005 Plan, 2006 Plan, 2007 Plan, 2008 Plan, 2011 Plan and 2013 Plan are referred to as the “Plans.”

The number of stock options and restricted stock awards that an employee, director, or consultant may receive under our Plans is in the discretion of the administrator and therefore cannot be determined in advance, although the Board of Directors’ policy for 2013 was to grant directors and officers restricted shares that vest over a one-year period of time.

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The following table sets forth (a) the aggregate number of shares or restricted stock granted and the number of shares subject to options granted under the Plans during the year-ended December 31, 2013 and in 2014 through December 15, 2014 and (b) the average per share exercise price of such options to directors, officers and employees.

Stock Option and Restricted Stock Grants

Name of Individual or Group	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise
Stanton E. Ross, Chairman of the Board, CEO & President (4)	55,000	—	$—
Leroy C. Richie, Director (5)	27,000	—	$—
Elliot M. Kaplan, Director (5)	27,000	—	$—
Daniel F. Hutchins, Director (5)	27,000	—	$—
Bernard A. Bianchino, Former Director (1)	10,000	—	$—
Stephen Gans, Former Director(3)	10,000	—	$—
Steven Phillips, Former Director, Former Vice President -- Engineering (2)	10,000	—	$—
Thomas J. Heckman, Vice President, CFO, Treasurer & Secretary (4)	55,000	—	$—
All executive officers, as a group	110,000	—	$—
All directors who are not executive officers, as a group	111,000	—	$—
All employees who are not executive officers, as a group (6)	—	64,000	$3.82

(1)	Mr. Bianchino resigned as a member of the Board of Directors effective January 23, 2014. We accelerated the vesting of 5,000 shares of restricted stock granted to Mr. Bianchino from May 2014 to January 23, 2014. For purposes of the above table, Mr. Bianchino’s entire restricted stock grant during 2013 has been included as director compensation.

(2)	Mr. Phillips resigned as a Director on January 19, 2014. We accelerated the vesting of 5,000 shares of restricted stock granted to Mr. Phillips from May 2014 to January 23, 2014. For purposes of the above table, Mr. Phillips restricted stock grant during 2013 has been included as director compensation.

(3)	Mr. Gans’ term as a director ended June 12, 2014.

(4)	Includes 20,000 restricted shares granted during the year ended December 31, 2013 and 55,000 restricted shares granted during the period January 1, 2014 through December 15, 2014.

(5)	Includes 10,000 restricted shares granted during the year ended December 31, 2013 and 17,000 restricted shares granted during the period January 1, 2014 through December 15, 2014.

(6)	Includes 40,000 options to purchase common shares granted during the year ended December 31, 2013 at an average exercise price of $4.16 and 24,000 options to purchase common shares granted during the period January 1, 2014 through December 15, 2014 at an average exercise price of $3.25.

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Federal Tax Aspects

The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock option and restricted stock awards granted under the 2013 Plan. This summary is not intended to be a complete discussion of all of the federal income tax consequences of the 2013 Plan or of all of the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law as in effect on the date hereof, which is subject to change (perhaps with retroactive effect), and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider his or her personal situation and consult with his or her own tax advisor with respect to the specific tax consequences applicable to him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Company’s common stock on the date of grant.

Tax consequences of nonqualified stock options. In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2013 Plan. When an optionee exercises a nonqualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the common stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a nonqualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares. The capital gain or loss will be short-term or long-term depending on holding period of the shares sold.

Tax consequences of incentive stock options. In general, an employee will not recognize income on the grant of incentive stock options under the 2013 Plan. Except with respect to the alternative minimum tax, an optionee will not recognize income on the exercise of an incentive stock option unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. For purposes of the alternative minimum tax, however, an optionee will be required to treat an amount equal to the difference between the fair market value (determined on the day of exercise) of our shares of the common stock received and the exercise price as an item of adjustment in computing the optionee’s alternative minimum taxable income.

An optionee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of grant of the option, or (ii) one year from the date of exercise of the option. In general, the amount of gain or loss will equal the difference, if any, between the sale price of such shares and the exercise price. If the stock is not held for the required period of time, the optionee will recognize ordinary income to the extent the fair market value (determined on the day of exercise) of the stock exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term or long-term capital gain (depending on the applicable holding period).

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For the exercise of a stock option to qualify for the foregoing incentive stock option tax treatment, an optionee generally must be an employee of the Company continuously from the date of the grant until any termination of employment, and in the event of a termination of employment, the stock option must be exercised within three months after the termination.

Tax consequences of restricted stock awards. In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares are received equal to the excess, if any, of the fair market value of the shares received over the amount, if any, the recipient paid in exchange for the shares. If, however, the shares are subject to vesting or other restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture) when the shares are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares. If the shares are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.

A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares on the award date less the amount, if any, the recipient paid in exchange for the shares. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83 (b) election, dividends paid to the recipient on the shares prior to the date the vesting or restrictions lapse will be treated as compensation income.

The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.

Withholding and other consequences. Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.

Tax effect for the Company. The Company generally is entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2013 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a nonqualified stock option). Special rules may limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.

THE FOREGOING IS ONLY A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, STOCK APPRECIATION RIGHTS, AND RESTRICTED STOCK AWARDS UNDER THE 2013 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

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The following table presents information concerning the outstanding equity awards for the Named Executive Officers as of December 15, 2014:

Outstanding Equity Awards at December 15, 2014

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Stanton E. Ross	15,000	—	—	$4.80	1/12/2022
Chairman, CEO and President	11,250	7,500	—	$13.20	1/10/2021
	3,750	—	—	$14.24	5/5/2019
	37,500	—	—	$54.40	1/2/2018
	21,875	—	—	$32.40	10/15/2017
	25,000	—	—	$12.80	3/3/2017
	24,228	—	—	$8.00	8/31/2015
Thomas J. Heckman	7,500	5,000	—	$13.20	1/10/2021
CFO, Treasurer and Secretary	3,750	—	—	$24.80	7/30/2019
	3,750	—	—	$14.24	5/5/2019
	2,500	—	—	$12.72	3/30/2019
	12,500	—	—	$54.40	1/2/2018
	2,500	—	—	$32.40	10/15/2017

(1)	These stock option awards were made under the Digital Ally, Inc. Stock Option and Restricted Stock Plans and vest over a the prescribed period contingent upon whether the individual is still employed by the Company at that point.

The following table presents information concerning the stock options exercised and the vesting of stock awards during 2014 through December 15, 2014 for the Named Executive Officers:

Options Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares acquired realized on exercise (#)	Value realized on exercise ($)	Number of Shares acquired on vesting (#)	Value on vesting ($)
Stanton E. Ross Chairman, CEO & President	—	$—	20,000	$170,000
Thomas J. Heckman CFO, Treasurer and Secretary	11,148	$208,350	20,000	$170,000

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 15, 2014, the number and percentage of outstanding shares of common stock beneficially owned by each person known by us to beneficially own more than five percent of such stock. We have no other class of capital stock outstanding.

Security Ownership of Certain Beneficial Owners

Name and address of beneficial owner	Amount and nature of beneficial	Percent of class
5% Stockholders (excluding executive officers and directors):
Judd Herberger Trust (1) 10881 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85254-6715	167,837	6.5%

(1)	Based solely on a review of a Schedule 13G filed February 4, 2014 by the Reporting person. The Form 13G reports that the Judd Herberger Trust beneficially owns 71,587 shares of common stock and 96,250 warrants to purchase common stock which are exercisable as of the date of the Form 13G filing.

The following table sets forth, as of December 15, 2014, the number and percentage of outstanding shares of common stock beneficially owned by each director of the Company, each named officer of the Company, and all our directors and executive officers as a group. We have no other class of capital stock outstanding.

Security Ownership of Management

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Executive Officers & Directors: (1)
Stanton E. Ross (2)	231,248	7.0%
Leroy C. Richie (3)	83,442	2.5%
Elliot M. Kaplan (4)	65,387	2.0%
Daniel F. Hutchins (5)	52,450	1.6%
Thomas J. Heckman (6)	174,097	5.3%
All officers and directors as a group (five individuals)	606,624	18.4%

(1)	The address of these persons is c/o Digital Ally, Inc. 9705 Loiret Blvd, Lenexa, KS 66219.

(2)	Mr. Ross’s total shares include: (i) vested options to purchase 138,603 shares of common stock, (ii) 7,500 options which vest within 60 days, and (ii) 55,000 shares of restricted common stock that vest from February 2015 through February 2015. Mr. Ross has pledged 28,651 common shares and outstanding and exercisable options to purchase 24,228 common shares at $8.00 per share to an individual as collateral for personal loans.

(3)	Mr. Richie’s total shares include: (i) vested options to purchase 33,848 shares of common stock and (ii) 17,000 shares of restricted common stock that vest on May 1, 2015.

(4)	Mr. Kaplan’s total shares include: (i) vested options to purchase 26,075 shares of common stock, and (ii) 17,000 shares of restricted common stock that vest on May 1, 2015. Mr. Kaplan has pledged 22,312 common shares to financial institutions as collateral for personal loans.

(5)	Mr. Hutchins’ total shares include: (i) vested options to purchase 22,500 shares of common stock, and (ii) 17,000 shares of restricted common stock that vest on May 1, 2015.

(6)	Mr. Heckman’s total shares include (i) vested options to purchase 32,500 shares of common stock; (ii) options to purchase 5,000 of common stock that vest within 60 days, (iii) 38,734 shares of common stock held in the Company’s 401(k) Plan (on December 15, 2014) as to which Mr. Heckman has voting power as trustee of the 401(k) Plan and (iv) 55,000 shares of restricted common stock that vest from February 2015 through February 2015. Mr. Heckman has pledged 25,000 common shares to a financial institution as collateral for a personal loan.

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OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the special meeting. However, if any other matter is properly presented at the special meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

ADVANCE NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS AND NOMINATIONS

The bylaws of the Company provide that in order for a stockholder to nominate directors at an annual meeting or to propose business to be brought before an annual meeting, the stockholder must give timely, written notice to the Secretary of the Company and such notice must be received at the principal executive offices of the Company not less than 120 days before the date of its release of the proxy statement to stockholders in connection with its previous year’s annual meeting of stockholders.

Such stockholder’s notice shall include, with respect to each matter that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and with respect to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director, that is required under the Securities Exchange Act of 1934, as amended.

In addition, the stockholder must include in such notice the name and address, as they appear on the Company’s records, of the stockholder proposing such business or nominating such persons, and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, the class and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Company the information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

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FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is December 24, 2014.

BY ORDER OF THE BOARD OF DIRECTORS

December 29, 2014	Chairman of the Board, Chief Executive Officer and President
Lenexa, Kansas

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Appendix A

AMENDMENT TO DIGITAL ALLY, INC.

2013 STOCK OPTION AND RESTRICTED STOCK PLAN

Pursuant to Section 12 of the Digital Ally, Inc. 2013 Stock Option and Restricted Stock Plan (the “Plan”), the Board of Directors (the “Board”) of Digital Ally, Inc. (the “Corporation”) hereby amends the Plan, subject to the approval of the Corporation’s stockholders. This Amendment to the Digital Ally, Inc. 2013 Stock Option and Restricted Stock Plan (the “Amendment”) is effective as of the date of shareholder approval as provided in Section 12 hereof.

1. PURPOSE OF THE AMENDMENT

The Corporation wishes to amend the Plan to increase the aggregate number of Shares that may be granted under the Plan.

2. AMENDMENT

Section 4 of the Plan is hereby amended and restated in its entirety to read as follows

STOCK SUBJECT TO THE PLAN.

(a) Stock Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the shares of Common Stock that may be issued pursuant to Awards shall not exceed in the aggregate three hundred thousand (300,000) shares of Common Stock.

This Amendment amends only the provision of the Plan as noted above, and those provisions not expressly amended herein shall be considered in full force and effect. Notwithstanding the foregoing, this Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

3. APPROVAL OF STOCKHOLDERS

This Amendment was adopted by the Board on November 14, 2014, and is subject to approval by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present or by an action by written consent no later than November 13, 2015.

EXECUTION

To record the adoption of this Amendment by the Board on November 14, 2014, the Corporation has caused an authorized officer to affix the Corporate name hereto.

DIGITAL ALLY, INC.

By:	/s/ STANTON E. ROSS
Stanton E. Ross, Chairman, Chief Executive Officer and President

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Admission Ticket

Bring this ticket with you for admission to the Special Meeting

Digital Ally, Inc.

Special Meeting of Stockholders

Friday, January 30, 2015 at 10:00 a.m. CDT

9705 Loiret Boulevard

Lenexa, Kansas 66219

Your vote is important

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

DIGITAL ALLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF

STOCKHOLDERS TO BE HELD ON

FRIDAY, JANUARY 30, 2015

The undersigned hereby appoints Thomas J. Heckman and Christa Johnson, and each of them as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of Digital Ally, Inc. held of record by the undersigned on December 15, 2014, at the Special Meeting of Stockholders to be held at the corporate facility located at 9705 Loiret Boulevard, Lenexa, Kansas 66219, on Friday, January 30, 2015 at 10:00 a.m., CDT, and at any adjournments thereof.

Any and all proxies heretofore given are hereby revoked.

When properly executed, this proxy will be voted as designated by the undersigned.

In his or her discretion, the proxy is authorized to vote upon such other business that may properly come before the special meeting.

(Continued and to be dated and signed on reverse side)

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SPECIAL MEETING OF STOCKHOLDERS OF DIGITAL ALLY, INC.

Friday, January 30, 2015

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

 Please mark your vote in blue or black ink as shown here Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote as follows: “FOR” Proposals 1 and 2.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]

Proposal 1. FOR approval under applicable Nasdaq rules of the issuance of all shares of common stock issuable upon conversion of the Note or exercise of the Warrant issued in the Company’s Private Placement without the need for any Nasdaq Share Cap or any restriction on any anti-dilution provisions in the Note, Warrant and Purchase Agreement.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Proposal 2. FOR the amendment of the 2013 Stock Option and Restricted Stock Plan to increase the number of shares reserved for issuance under the Plan from 200,000 to 300,000:

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

In his discretion, the proxy is authorized to vote upon such other business that may properly come before the Special Meeting.

Signature of Stockholder	Date	Signature of	Date Stockholder

NOTE:	Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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